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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          MAXICARE HEALTH PLANS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                          MAXICARE HEALTH PLANS, INC.
                           1149 SOUTH BROADWAY STREET
                         LOS ANGELES, CALIFORNIA 90015

                    Re: Maxicare Health Plans, Inc. (the "Company")
                        Supplement to the Company's Proxy Statement

Maxicare Shareholder:

     On August 17, 2000 the Company mailed to its shareholders of record on August 1, 2000 (the "Record Date") the Proxy Statement and Proxy (the "Proxy Materials") with respect to its 2000 Annual Meeting of Shareholders which is scheduled to be held at the Sunset Room in the Transamerica Center Windows Restaurant, 1150 South Olive Street, Los Angeles, California on Thursday, September 14, 2000 at 9:00 a.m. (Pacific Time) (the "Annual Meeting").

     On August 29, 2000, the Company's Board of Directors approved certain modifications to its pending Rights Offering. The Rights Offering as contemplated prior to these modifications is described on pages 12 and 13 of the Proxy Statement in connection with the discussion of ITEM 2. which is a proposal to amend the Company's Restated Certificate of Incorporation by amending Section A of Article FOURTH to increase the number of authorized shares of Common Stock, par value $.01 per share from 40.0 million to 80.0 million shares ( the "Authorized Share Amendment"). Enclosed herewith is a "Supplement to the Proxy Statement for the 2000 Annual Meeting of Shareholders" describing the August 29, 2000 modifications to the Rights Offering, and which is intended to update, augment and modify the disclosure contained in the Proxy Statement.

     As discussed in the Proxy Statement, the shareholders of the Company are not being asked to vote on the Rights Offering at the Annual Meeting. The Board of Directors of the Company believes that approval by the shareholders of the Authorized Share Amendment is in the best interests of the Company and its shareholders, even if the Rights Offering as currently contemplated is not consummated.

     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS CONTINUES TO UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSED ITEM 2. -- THE AUTHORIZED SHARE AMENDMENT. IN ADDITION, THE BOARD OF DIRECTORS CONTINUES TO UNANIMOUSLY RECOMMEND A VOTE FOR THE BOARD'S NOMINEES FOR DIRECTOR LISTED IN
ITEM 1. AND FOR THE PROPOSALS DESCRIBED IN ITEMS 3. AND 4.

     Also enclosed is a blue striped Proxy (the "Blue Striped Proxy"). In the event you have not yet voted or wish to change your vote on the Authorized Share Amendment or any of the other matters being voted on at the Annual Meeting, you may do so by completing, dating, executing and returning the enclosed Blue Striped Proxy in the enclosed envelope. Submission of the Blue Striped Proxy revokes in its entirety any prior proxy submitted by a shareholder. Therefore shareholders must vote on all matters in the Blue Striped Proxy where they wish to have their vote counted. In order to be counted at the Annual Meeting the Blue Striped Proxy must be received prior to the vote at the Annual Meeting on the affected proposal(s).

     PLEASE NOTE THAT IF YOU HAVE ALREADY MAILED THE PROXY WHICH YOU RECEIVED WITH THE PROXY MATERIALS AND YOU DO NOT WISH TO CHANGE YOUR VOTES ON ANY OF THE ITEMS BEING CONSIDERED AT THE ANNUAL MEETING, YOU DO NOT NEED TO COMPLETE AND RETURN THE BLUE STRIPED PROXY. YOU ONLY NEED TO COMPLETE AND RETURN THE BLUE STRIPED PROXY IF YOU HAVE NOT YET VOTED OR WISH TO CHANGE YOUR VOTE ON THE AUTHORIZED SHARE AMENDMENT OR ANY OTHER MATTER.

     The Board of Directors urges each shareholder to read carefully the Proxy Statement and the enclosed Supplement, which are hereby incorporated herein by reference.

                                          Paul R. Dupee, Jr.
                                          Chairman of the Board and Chief
                                          Executive Officer

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, IF YOU HAVE NOT ALREADY COMPLETED AND MAILED IN YOUR PROXY OR IF YOU WISH TO CHANGE YOUR VOTE ON ANY MATTER PLEASE COMPLETE, DATE AND EXECUTE THE BLUE STRIPED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH WILL NOT REQUIRE ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. BOTH THE PROXY OR THE BLUE STRIPED PROXY ARE REVOCABLE AT ANY TIME PRIOR TO THEIR EXERCISE EITHER IN WRITING OR BY VOTING YOUR SHARES PERSONALLY AT THE ANNUAL MEETING.

                          MAXICARE HEALTH PLANS, INC.
                            ------------------------

            SUPPLEMENT TO THE PROXY STATEMENT DATED AUGUST 17, 2000
                  FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     This Supplement is intended to update, augment and modify the disclosure of the Rights Offering contained on pages 12 and 13 of the Proxy Statement dated August 17, 2000 (the "Proxy Statement"). Except as expressly set forth below such discussion and the disclosure contained elsewhere in the Proxy Statement has not been modified hereby and is herein incorporated by reference. Except as expressly set forth herein capitalized terms shall be as defined in the Proxy Statement.

     On August 29, 2000, the Board approved certain modifications to its pending Rights Offering. Pursuant thereto, effective as of August 29, 2000 the Company's letter of intent with MDB Capital Group LLC to act as standby underwriter with respect to $15,000,000 of unsubscribed shares in the Company's pending Rights Offering was terminated. In connection with such termination, the Company will not be obligated to pay the Standby Underwriter any fees or sell to the Standby Underwriter the warrant described on page 12 of the Proxy Statement.

     The Board further amended the Rights Offering so that, subject to the NOL limitation described below, those shareholders who fully subscribe to the Rights available to them in the Rights Offering shall have over-subscription rights to purchase additional shares from those shares which have not been purchased by other shareholders in the Rights Offering (the "Unsubscribed Shares") up to a maximum of 50% of the shares which are available to the over-subscribing shareholder in the Rights Offering (the "Over-Subscription Rights"). With the exercise of Over-Subscription Rights, each shareholder may purchase up to 2 1/4 shares of the Common Stock for each share of Common Stock owned by such shareholder on the record date for the Rights Offering, September 14, 2000 (the "Rights Record Date"). In the event the number of Unsubscribed Shares are insufficient to meet the exercise of all of the Over-Subscription Rights, over-subscription shares will be allocated on a pro-rata basis, based upon the ratio that the number of shares owned by each over-subscribing shareholder on the Rights Record Date bears to the total number of shares owned by all over-subscribing shareholders on such Rights Record Date. In order to preserve the Company's outstanding net operating loss carryforwards ("NOL"), no shareholder may acquire 5% or more of the outstanding shares of the Common Stock through its exercise of Over-Subscription Rights without the prior approval of the Board.

     The Board also amended the Rights Offering so that its effectiveness was no longer subject to the effectiveness of the Standby Underwriting Commitment. The effectiveness of the Rights Offering remains subject to shareholder approval of the proposed Authorized Share Amendment and the effectiveness of the Company's Form S-2 Registration Statement which it has filed with the Securities and Exchange Commission covering the sale of approximately 28 million shares of Common Stock issuable upon the exercise of the Rights by the shareholders. The Company reserves the right to further modify the terms of or postpone or cancel the Rights Offering at any time prior to the consummation thereof, including but not limited to the inclusion of one or more standby purchasers for Unsubscribed Shares in the Rights Offering or the inclusion of a new standby underwriter or underwriters.

     As discussed in the Proxy Statement, the shareholders of the Company are not being asked to vote on the Rights Offering at the Annual Meeting. The Board believes that approval by the shareholders of the Authorized Share Amendment is in the best interests of the Company and its shareholders, even if the Rights Offering as currently contemplated is not consummated.

     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT AND THIS SUPPLEMENT, THE BOARD CONTINUES TO UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSED ITEM 2. -- THE AUTHORIZED SHARE AMENDMENT.

                                          By Order of the Board of Directors

                                          Alan D. Bloom
                                          Secretary

1149 South Broadway Street
Los Angeles, California 90015
Dated: August 31, 2000

     THIS SUPPLEMENT TO THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY. ANY SUCH OFFER SHALL BE MADE ONLY THROUGH A SEPARATE PROSPECTUS WHICH HAS BEEN DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION. THE BOARD MAKES NO RECOMMENDATION AS TO WHETHER SHAREHOLDERS SHOULD EXERCISE ANY RIGHTS THAT MAY BE ISSUED TO THEM IN THE RIGHTS OFFERING.

                                        2
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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MAXICARE HEALTH PLANS, INC.

             2000 ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 14, 2000


        The undersigned, does hereby appoint Paul R. Dupee, Jr. and Alan D. Bloom, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present at the 2000 Annual Meeting of Shareholders of Maxicare Health Plans, Inc. (including all adjournments thereof) to be held at the Sunset Room in the Transamerica Center Windows Restaurant, 1150 South Olive Street, Los Angeles, California, on September 14, 2000, at 9:00 a.m., Pacific Time, on all matters that may come before the Meeting.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                     SEE REVERSE
                                                                         SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.



The undersigned hereby instructs said proxies or their substitutes:

Item 1.  Election of Directors:

          FOR           WITHHELD
          [ ]             [ ]         NOMINEES:   Susan M. Blais,
                                                  Robert M. Davies,
                                                  John H. Gutfreund

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

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Item 2.  Certificate Amendment to Increase Authorized Shares. To amend the
         Restated Certificate of Incorporation by amending Section A of Article FOURTH as described in the accompanying Proxy Statement dated August 17, 2000:


                  FOR               AGAINST              ABSTAIN
                  [ ]                 [ ]                  [ ]


Item 3. Certificate Amendment to Impose Restrictions on the Transfer of Capital Stock. To amend the Restated Certificate of Incorporation by adding new Section K to Article FOURTH as described in the accompanying Proxy Statement dated August 17, 2000:

                  FOR               AGAINST              ABSTAIN
                  [ ]                 [ ]                  [ ]


Item 4. 2000 Stock Option Plan. To approve the Company's 2000 Stock Option Plan and the authorization of the issuance of up to 4.0 million shares of Common Stock upon the exercise of stock options thereunder as described in the accompanying Proxy Statement dated August 17, 2000.

                  FOR               AGAINST              ABSTAIN
                  [ ]                 [ ]                  [ ]


Item 5. Other Business of the Annual Meeting. In their discretion, the proxies are authorized to vote with respect to all other matters which properly come before the Annual Meeting.

                  FOR               AGAINST              ABSTAIN
                  [ ]                 [ ]                  [ ]


      THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE CERTIFICATE AMENDMENT TO INCREASE AUTHORIZED SHARES. FOR THE APPROVAL OF THE CERTIFICATE AMENDMENT TO IMPOSE RESTRICTIONS ON THE TRANSFER OF CAPITAL STOCK AND FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN AND THE AUTHORIZATION OF THE ISSUANCE OF UP TO 4.0 MILLION SHARES OF COMMON STOCK UPON THE EXERCISE OF STOCK OPTIONS THEREUNDER.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms the acts that all the proxies appointed hereby, or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated August 17, 2000, and a copy of the Company's Annual Report for the year ended December 31, 1999.


Signature(s) __________________________ Dated ________, 2000

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.